Exhibit Index on Page 4


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 15, 1998
             ------------------------------------------------------
                        (Date of earliest event reported)



                                 UDC HOMES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                    1-11416                       86-0702254
------------------------     ---------------------           -------------------
(State of Incorporation)     (Commission File No.)             (IRS Employer
                                                             Identification No.)


                  6710 N. Scottsdale Rd., Scottsdale, AZ 85253
          -------------------------------------------------------------
          (Address of principal excecutive offices, including zip code)


                                 (602) 627-3000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On May 15, 1998, the Registrant issued a press release announcing the completion of the Registrant's second tender offer relating to its outstanding 12 1/2% Series B Senior Notes due 2000, which press release is filed as Exhibit
20.1 to this Report and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      The following exhibit is filed as part of this Report:

                  Exhibit No.               Exhibit
                  -----------               -------
                  20.1                      Press Release, dated May 15, 1998
                                       2
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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Exhibit                             Page No.
-----------                    ------------------                       --------
   20.1                          Press Release,                            5
                               dated May 15, 1998

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UDC Homes, Inc.

                                        By: /s/ Kenda B. Gonzales
                                            ------------------------------------
                                        Name:    Kenda B. Gonzales
                                        Title:   Senior Executive Vice President
                                                 and Chief Financial Officer

         Dated:            May 18, 1998
                                       4